SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

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                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

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                   Date of Report (Date of Event Reported):
                                 May 16, 2000

                                  LYCOS, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware

        (State or other jurisdiction of incorporation or organization)


              0-27830                                    04-3277338
---------------------------------            ----------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)


                            400-2 Totten Pond Road
                               Waltham, MA 02451
                   (Address of principal executive offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (781) 370-2700


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Item 5.  Certain Events.

          On May 16, 2000, (i) Lycos, Inc. ("Lycos") and Terra Networks, S.A. ("Terra") entered into an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") and (ii) Lycos, Telefonica, S.A. and Terra entered into a Rights Offering Agreement (the "Right Offering Agreement").

          Attached and incorporated herein by reference in their entirety as Exhibits 2.1, 99.1 and 99.2, respectively, are copies of the Agreement and Plan of Reorganization, the Rights Offering Agreement, and a joint press release of Terra and Lycos announcing the execution of the Agreement and Plan of Reorganization and the Rights Offering Agreement.

Item 7.  Exhibits.

       (a)     Exhibits

               2.1 Agreement and Plan of Reorganization, dated as of May 16, 2000, by and among Terra Networks, S.A. and Lycos, Inc.

               99.1 Rights Offering Agreement, dated as of May 16, 2000, by and among Telefonica, S.A., Terra Networks, S.A. and Lycos, Inc.

               99.2 Joint press release dated May 16, 2000 announcing the execution of the Agreement and Plan of Reorganization and the Rights Offering Agreement.


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                                                                             3


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LYCOS, INC.


Dated:  May 17, 2000                By:  \s\ Edward M. Philip
                                         ------------------------
                                          Name:  Edward M. Philip
                                          Title: Chief Executive Officer and
                                                 Chief Financial Officer


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                               INDEX TO EXHIBITS

Exhibit 2.1 Agreement and Plan of Reorganization, dated as of May 16, 2000, by and among Terra Networks, S.A. and Lycos, Inc.

Exhibit 99.1 Rights Offering Agreement, dated as of May 16, 2000, by and among Telefonica, S.A., Terra Networks, S.A. and Lycos, Inc.

Exhibit 99.2 Joint press release dated May 16, 2000 announcing the execution of the Agreement and Plan of Reorganization and the Rights Offering Agreement.